UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 10, 2013

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification No.

001-32206	GREAT PLAINS ENERGY INCORPORATED	43-1916803
(A Missouri Corporation)
1200 Main Street
Kansas City, Missouri 64105
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

000-51873	KANSAS CITY POWER & LIGHT COMPANY	44-0308720
(A Missouri Corporation)
1200 Main Street
Kansas City, Missouri 64105
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Current Report on Form 8-K is being filed by Great Plains Energy Incorporated (Great Plains Energy) and Kansas City Power & Light Company (KCP&L). KCP&L is a wholly-owned subsidiary of Great Plains Energy and represents a significant portion of its assets, liabilities, revenues, expenses and operations. Thus, all information contained in this report relates to, and is filed by, Great Plains Energy. Information that is specifically identified in this report as relating solely to Great Plains Energy, such as its financial statements and all information relating to Great Plains Energy’s other operations, businesses and subsidiaries, including KCP&L Greater Missouri Operations Company (GMO), does not relate to, and is not furnished by, KCP&L. KCP&L makes no representation as to that information. Neither Great Plains Energy nor GMO has any obligation in respect of KCP&L’s debt securities and holders of such securities should not consider Great Plains Energy’s or GMO’s financial resources or results of operations in making a decision with respect to KCP&L’s debt securities. Similarly, KCP&L has no obligation in respect of securities of Great Plains Energy or GMO.

Item 1.01	Entry into a Material Definitive Agreement

            On December 10, 2013, the Board of Directors (the “Board”) of Great Plains Energy authorized a new form of indemnification agreement (the “Agreement”) to be entered into with the directors and officers of the Company and its public utility subsidiaries.  The new form of the Agreement is filed as Exhibit 10.1 to this Form 8-K and incorporated by reference herein. The form of the Agreement provides that, subject to exceptions specified in the Agreement, the Company will indemnify the indemnitee to the fullest extent permitted by applicable law with respect to certain expenses and liabilities incurred by the indemnitee or on the indemnitee’s behalf by reason of the indemnitee’s Corporate Status (as defined in the Agreement) in connection with a Proceeding (as defined in the Agreement). The Company will also, subject to certain exceptions and repayment conditions, advance to the indemnitee certain expenses incurred in connection with a Proceeding.

The Company expects to enter into substantially similar indemnification agreements with future directors and officers of the Company and its public utility subsidiaries.

The foregoing description of the form of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full and complete terms of the Agreement, filed herewith and incorporated by reference as described above.

Item 5.03	Amendments to Articles of Incorporation or By-laws

(a) On and effective as of December 10, 2013, the Board of Great Plains Energy adopted and approved Amended and Restated By-laws. Great Plains Energy’s Amended and Restated By-laws, among other things:

•	Update the procedure for fixing the date of the annual meeting of the shareholders;

•	Update the procedures governing adjournment of a shareholder meeting;

•	Eliminate the requirement for the Board to annually reappoint officers and determine their salaries, notwithstanding the Company's current policy to annually make such appointments;

•	Clarify that the Chairman of the Board will preside at shareholder meetings;

•	Codify director eligibility requirements; and

•	Provide procedures governing the resignation of directors.

In addition, other non-substantive language and conforming changes were made in the Amended and Restated By-laws.

The foregoing description of the amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Great Plains Energy Incorporated Amended and Restated By-laws, which is filed as Exhibit 3.1 to this Form 8-K and incorporated herein by reference herein.  A marked-for-changes copy is provided as Exhibit 3.2 to this Form 8-K.

(b) On and effective as of December 10, 2013, the Board of Directors (the “KCP&L Board”) of KCP&L adopted and approved Amended and Restated By-laws. KCP&L’s Amended and Restated By-laws, among other things:

•	Provide a procedure for fixing the date of the annual meeting of the shareholders;

•	Update the procedures governing adjournment of a shareholder meeting;

•	Eliminate the requirement for the Board to annually reappoint officers and determine their salaries, notwithstanding the Company's current policy to annually make such appointments;

•	Clarify that the Chairman of the Board of KCP&L will preside at shareholder meetings;

•	Codify director eligibility requirements; and

•	Provide procedures governing the resignation of directors.

In addition, other non-substantive language and conforming changes were made in KCP&L’s Amended and Restated By-laws.

The foregoing description of the amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the KCP&L’s Amended and Restated By-laws, which is filed as Exhibit 3.3 to this Form 8-K and incorporated herein by reference herein.  A marked-for-changes copy is provided as Exhibit 3.4 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits
Exhibit No.	Description
3.1	Amended and Restated By-laws of Great Plains Energy Incorporated, as amended on December 10, 2013
3.2
Amended and Restated By-laws of Great Plains Energy Incorporated, as amended on December 10, 2013 (marked to show the changes resulting from the amendment and restatement reported in this Current Report on Form 8-K)

3.3	Amended and Restated By-laws of Kansas City Power & Light Company, as amended and restated on December 10, 2013
3.4
Amended and Restated By-laws of Kansas City Power & Light Company, as amended on December 10, 2013 (marked to show the changes resulting from the amendment and restatement reported in this Current Report on Form 8-K)

10.1	Form of Indemnification Agreement with officers and directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED

/s/ Ellen E. Fairchild
Ellen E. Fairchild
Vice President, Corporate Secretary and Chief Compliance Officer

KANSAS CITY POWER & LIGHT COMPANY

/s/ Ellen E. Fairchild
Ellen E. Fairchild
Vice President, Corporate Secretary and Chief Compliance Officer

Date: December 16, 2013

Exhibit Index

Exhibit No.	Description
3.1	Amended and Restated By-laws of Great Plains Energy Incorporated, as amended on December 10, 2013
3.2
Amended and Restated By-laws of Great Plains Energy Incorporated, as amended on December 10, 2013 (marked to show the changes resulting from the amendment and restatement reported in this Current Report on Form 8-K)

3.3	Amended and Restated By-laws of Kansas City Power & Light Company, as amended and restated on December 10, 2013
3.4
Amended and Restated By-laws of Kansas City Power & Light Company, as amended on December 10, 2013 (marked to show the changes resulting from the amendment and restatement reported in this Current Report on Form 8-K)

10.1	Form of Indemnification Agreement with officers and directors